Exhibit 10.20

	Schedule of Executed Limited Partnership Agreements
	By and Between Coventry Corporation


Coventry Corporation, a wholly-owned subsidiary of Sterling House Corporation, has entered into the following License Agreements which vary only in the following material respects from Exhibit 10.19.


   Limited Partnership                   Partner              Dated

Claremont Development,              Elderly Living,          3/31/97
Limited Partnership                 Limited Partnership

Hartford Development,               Elderly Living,          6/25/97
Limited Partnership                 Limited Partnership

Gladstone Development,              Elderly Living,          6/25/97
Limited Partnership                 Limited Partnership